LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account H

American Legacy III®, American Legacy III® B Class
American Legacy III® C Share
American Legacy III® View, American Legacy III® Plus
American Legacy Shareholder’s Advantage® A Share
American Legacy Shareholder’s Advantage® A Class
American Legacy® Design, American Legacy® Fusion
American Legacy® Series, American Legacy® Signature

Supplement dated December 5, 2013 to the Prospectus dated May 1, 2013, as supplemented

This Supplement outlines an important change that impacts your American Legacy® individual annuity contract.  All other provisions in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

The following feature will no longer be available beginning on February 3, 2014.

The Contracts – Death Benefits. As of February 3, 2014, SecureLine® will no longer be offered for death benefit proceeds.

Please retain this Supplement for future reference.